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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2006

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-25064                                                41-1580506
(Commission File Number)                                       (IRS Employer
                                                            Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 25, 2006, Health Fitness Corporation announced that Gregg
O. Lehman, PhD, a nationally-recognized leader in the health management sector of the health care industry, was appointed to its board of directors effective immediately. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein. At this time, the board of directors has not determined board committee memberships for Mr. Lehman.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements: None.

         (b)      Pro forma financial information:  None.

         (c)      Shell Company Transactions.  None

         (d)      Exhibits:

                  Exhibit 99.1 Press release dated September 25, 2006.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2006

                                           HEALTH FITNESS CORPORATION

                                           By  /s/ Wesley W. Winnekins
                                              ---------------------------------
                                              Wesley W. Winnekins
                                              Chief Financial Officer




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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report




Exhibit Number             Description
--------------             -----------

    99.1                   Press release dated September 25, 2006.